RESTRUCTURING AND OTHER EXIT COSTS	12 Months Ended
Dec. 30, 2012
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND OTHER EXIT COSTS
RESTRUCTURING AND OTHER EXIT COSTS
All costs related to restructuring actions are included in restructuring and other exit costs in the accompanying Consolidated Statements of Income. Under our current operating model, the majority of our manufacturing, warehousing, and distribution activities are managed under a shared-services model and are therefore not specific to a particular reportable segment. Additionally, we maintain certain other corporate functions that also are not attributable to a specific reportable segment. As a result, none of our restructuring or exit activities are reported under any segment, and are all attributable to corporate and other shared services.
2011 Plan
At the end of 2011, more than half of our revenues came from legacy products, which are generally transactional documents and forms, labels, and other printed materials that are in a state of transition to digital technologies or are being rapidly commoditized given the excess capacity in the printing industry. Our future growth will come from our core solutions, which are a suite of product and service solutions designed to assist our customers in meeting their strategic business needs.
In late 2011, we developed a strategic restructuring program that was announced in January 2012. The restructuring is a two-year program that includes workforce reductions, infrastructure changes, and technology initiatives which are designed to better align our resources with our growing core solutions business and to reduce costs to offset the impact of declining revenue from our legacy products.
Costs of the restructuring program include employee separation costs for severance related to the workforce reductions, contract exit and termination costs related to lease terminations, and other associated exit costs that include fees to third parties to assist with the program implementation and certain costs related to implementation of an ERP system that will replace select software applications.
Components of restructuring and other exit costs consist of the following:

	Total Expected Costs	Total 2012 Expense	Cumulative To-Date Expense

Employee separation costs	$6,177	$697	$6,177
Contract exit and termination costs	557	247	247
Other associated exit costs	3,300	3,300	3,300

Total	$10,034	$4,244	$9,724

A summary of the accrual activity for the 2011 plan is as follows:

	Accrued in 2011	Balance 2011	Accrued in 2012	Incurred in 2012	Balance 2012

Employee separation costs	$5,480	$5,480	$697	$(4,827)	$1,350
Contract exit and termination costs	—	—	174	(153)	21
Other associated exit costs	—	—	1,980	(1,980)	—

Total	$5,480	$5,480	$2,851	$(6,960)	$1,371

Completed Restructuring Plans
Restructuring and other exit costs in 2012 and 2011 also included costs from completed restructuring plans that were required to be expensed as incurred and, in 2011, a reversal of previously recorded severance. These amounts were not material.
Restructuring and other exit costs for 2010 primarily relate to contract termination and other exit costs from the strategic closure of production and distribution facilities and the subsequent relocation of equipment and inventory plus fees to the third-party that assisted with the development and implementation of the plan.
We do not expect any additional costs related to these plans.
A summary of the accrual activity for completed restructuring plans is as follows:

	Balance 2010	Accrued in 2011	Incurred in 2011	Reversed in 2011	Balance 2011	Accrued in 2012	Incurred in 2012	Balance 2012

Employee separation costs	$878	$—	$(358)	$(520)	$—	$—	$—	$—
Contract termination costs	811	124	(708)	(47)	180	6	(186)	—

Total	$1,689	$124	$(1,066)	$(567)	$180	$6	$(186)	$—